SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                  Date of report (Date of
                  earliest event reported):       December 20, 1996


                                 TV FILME, INC.
               (Exact Name of Registrant as Specified in Charter)


Delaware                     0-28670                   98-0160214
(State or Other              (Commission               (IRS Employer
Jurisdiction                 File Number)              Identification No.)
of Incorporation)

                c/o ITSA-Intercontinental Telecomunicacoes Ltda.
                               SCS, Quadra 07-B1.A
                               Ed. Executive Tower
                                    Sala 601
                             70.300-911 Brasilia-DF
                  Brazil
          (Address of Principal Executive Offices, including Zip Code)

     Registrant's telephone number, including area code: 011-55-61-314-9908


                         Exhibit List Appears on Page 4

                                Page 1 of 5 Pages




Item 5.  Other Events.

     On December 20, 1996, TV Filme, Inc. (the "Company") announced that it had completed the sale of US $140,000,000 principal amount of 12-7/8% Senior Notes due 2004 pursuant to Rule 144A and Regulations S transactions. The proceeds from this offering will provide additional resources for the Company to fund the continued expansion of its business.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

                     Not Applicable

         (b)   Pro Forma Financial Information.

                     Not Applicable

         (c)   Exhibits.

      The following exhibit is filed with this Report:

Exhibit No.             Description

99                      Press Release of the Company, dated December 20, 1996.







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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TV FILME, INC.



Date:  December 20, 1996            By:  /S/ ALVARO J. AGUIRRE
                                         ----------------------
                                    Name:  Alvaro J. Aguirre
                                    Title: Chief Financial Officer (Principal
                                           Financial and Accounting Officer)


















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                                   EXHIBIT LIST




Exhibit No.       Description

99                Press Release of the Company, dated December 20, 1996.









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